SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                AUGUST 18, 1998
                     _____________________________________
                Date of Report (Date of earliest event reported)



                          CREDENCE SYSTEMS CORPORATION
                     _____________________________________
             (Exact name of registrant as specified in its charter)



          Delaware                000-22366               94-2878499
--------------------------------------------------------------------------------
 (State of incorporation         (Commission            (IRS Employer
    or organization)              File Number)          Identification No.)


 215 Fourier Avenue, Fremont, California                 94539
-------------------------------------------         ------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (510) 657-7400
                                                    ------------------



                                      NONE
--------------------------------------------------------------------------------
          Former name or former address, if changed since last report.

ITEM 5.   OTHER EVENTS

     On August 18, 1998, Registrant issued a press release reporting the financial results for its third quarter ended July 31, 1998.


ITEM 7.   EXHIBITS

     A copy of the Registrant's press release announcing its financial results for the third quarter ended July 31, 1998 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CREDENCE SYSTEMS CORPORATION
                                    --------------------------------------------
                                                  (Registrant)


     August 19, 1998                      /s/ DENNIS P. WOLF
   ------------------               --------------------------------------------
         Date                                Dennis P. Wolf
                                             Senior Vice President,
                                             Chief Financial Officer

                                 EXHIBIT INDEX


   Exhibit
   Number                         Description
   -------                        -----------


     99.1 Press Release disseminated August 18, 1998 regarding the Registrant's financial results for the third quarter ended July 31, 1998.